UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2010 (June 30, 2010)

Behringer Harvard Multifamily REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard Multifamily REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on July 6, 2010 to provide the required financial information relating to our acquisition of a multifamily community located in Chicago, Illinois commonly known as Burnham Pointe (“Burnham Pointe”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to Burnham Pointe that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01               Financial Statements and Exhibits.

		Page
(a)	Financial Statements of Businesses Acquired.

	Independent Auditors’ Report	3

	Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	4

	Notes to the Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet for year ended December 31, 2009	8

	Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2010	9

	Unaudited Pro Forma Consolidated Statement of Operations for year ended December 31, 2009	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

Independent Auditors’ Report

To the Stockholders

Behringer Harvard Multifamily REIT I, Inc.

Addison, Texas

We have audited the accompanying statement of revenues and certain operating expenses of Burnham Pointe (the “Property”) for the year ended December 31, 2009.  The statement of revenues and certain operating expenses is the responsibility of the Property’s management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8K/A of Behringer Harvard Multifamily REIT I, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 1, of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cornerstone Accounting Group LLP

Roseland, New Jersey
August 4, 2010

Burnham Pointe

Statements of Revenues and Certain Operating Expenses

	For the Three Months Ended March 31, 2010 (unaudited)	For the Year Ended December 31, 2009
Revenues
Rental revenue	$1,444,124	$3,556,699
Tenant reimbursement income	63,900	106,415
Other income	110,247	356,439
Total Revenues	1,618,271	4,019,553

Certain Operating Expenses
Property operating expenses	572,731	3,100,613
Real estate taxes	63,500	262,984
General and administrative expenses	50,225	205,163
Total certain operating expenses	686,456	3,568,760

Revenues in excess of certain operating expenses	$931,815	$450,793

See Notes to Statements of Revenues and Certain Operating Expenses.

Burnham Pointe

Notes to Statements of Revenues and Certain Operating Expenses

For the Three Months Ended March 31, 2010 (Unaudited)

And the Year Ended December 31, 2009

1.             Basis of Presentation

Burnham Pointe (the “Property”) is a multifamily community containing 298 rental units and 15,824 square feet of retail space located in Chicago, Illinois.

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  Accordingly, the revenues and certain operating expenses are not representative of the actual results of operations for the period presented.  The statements of revenues and certain operating expenses exclude interest income and interest expense, early termination fees, and depreciation and amortization, which may not be comparable to the proposed future operations of the Property.

2.                                      Interim Unaudited Financial Information

The statement of revenues and certain operating expenses for the period January 1, 2010 through March 31, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of statement of revenues and certain operating expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

3.             Principals of Reporting and Use of Estimates

The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results could differ from those estimates.

4.                                      Significant Accounting Policies

Revenue Recognition

The Property’s residential operations consist of rental income earned from tenants under operating leases with lease terms typically ranging from 12 months to a month-to-month basis.  Tenant reimbursement income is recognized when due and consists of charges billed to residential tenants for trash removal and utilities and to retail tenants for defined operation expenses.  Other income is recognized when due and consists of charges for late charges, storage, parking, amenities and repairs.

The Property’s retail space operations consist of rental income earned from tenants under operating leases.  As of December 31, 2009, future minimum rents to be received are as follows:

2010	$16,000
2011	17,000
2012	17,000
2013	18,000
2014	19,000
Thereafter	87,000
$174,000

In addition to the minimum rents, retail tenant reimbursements are estimated and billed to retail tenants based on annual estimations of operating expenses.

5.                                      Subsequent Events

The Property’s management evaluated all events and transactions that occurred after December 31, 2009 up through August 4, 2010, the date the statement of revenues and certain operating expenses was available for issue.  During this period, the Property did not have any material subsequent events.

*****

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information

On June 30, 2010, a wholly owned subsidiary of our operating partnership, Behringer Harvard Multifamily OP I LP, purchased a multifamily community (“Burnham Pointe”) from an unaffiliated seller. The total purchase price for Burnham Pointe, exclusive of closing costs, was approximately $88.0 million.  We funded the acquisition of Burnham Pointe from proceeds of our initial public offering. In our opinion, all material adjustments necessary to reflect the effects of the above transactions have been made.

The following unaudited pro forma consolidated balance sheet as of March 31, 2010 is presented as if we acquired Burnham Pointe on March 31, 2010.  The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2010 and for the year ended December 31, 2009 are presented as if we had acquired Burnham Pointe on January 1, 2009.  This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2009 and are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

as of March 31, 2010

(in thousands, except share amounts)

	March 31, 2010 as Reported (a)	Pro Forma Adjustments (b)	Pro Forma March 31, 2010
Assets
Real estate:
Land	$47,200	$10,400	$57,600
Buildings and improvements	200,897	75,960	276,857
	248,097	86,360	334,457
Less accumulated depreciation	(3,289)	—	(3,289)
Total real estate, net	244,808	86,360	331,168

Investments in unconsolidated real estate joint ventures	276,548	—	276,548
Cash and cash equivalents	134,670	(90,195)	44,475
Note and other receivables	4,080	—	4,080
Deferred financing costs, net	3,667	—	3,667
Receivables from affiliates	2,184	—	2,184
Intangibles, net	19,719	1,609	21,328
Other assets, net	2,475	—	2,475
Total assets	$688,151	$(2,226)	$685,925

Liabilities and stockholders’ equity

Liabilities
Mortgage loans payable	$93,793	$—	$93,793
Credit facility payable	10,000	—	10,000
Payables to affiliates	663	—	663
Distributions payable	4,113	—	4,113
Accrued offering costs payable to affiliates	1,143	—	1,143
Deferred lease revenues and other related liabilities, net	14,853	—	14,853
Tenant security deposits and prepaid rent	603	—	603
Accounts payable and other liabilities	3,341	500	3,841
Total liabilities	128,509	500	129,009

Commitments and contingencies	—	—	—

Stockholders’ equity
Preferred stock, $.0001 par value per share; 125,000,000 shares authorized, none outstanding	—	—	—
Non-participating, non-voting convertible stock, $.0001 par value per share; 1,000 shares authorized, 1,000 shares issued and outstanding	—	—	—
Common stock, $.0001 par value per share; 875,000,000 shares authorized, 71,538,900 and 57,098,265 shares issued and outstanding at March 31, 2010 and December 31, 2009, respectively	7	—	7
Additional paid-in capital	615,601	—	615,601
Cumulative distributions and net loss	(55,966)	(2,726)	(58,692)
Total stockholders’ equity	559,642	(2,726)	556,916
Total liabilities and stockholders’ equity	$688,151	$(2,226)	$685,925

See accompanying notes to unaudited pro forma consolidated financial statements.

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2010

(in thousands, except per share amounts)

	For the Three Months Ended March 31, 2010 (a)	Pro Forma Adjustments		For the Three Months Ended Pro Forma March 31, 2010
Rental revenues	$5,146	$1,618	(b)	$6,764

Expenses
Property operating expenses	1,396	623	(b)	2,019
Real estate taxes	588	64	(b)	652
Asset management and other fees	1,278	165	(c)	1,443
General and administrative expenses	1,016	—		1,016
Acquisition expenses	2,776	—	(d)	2,776
Interest expense	642	—		642
Depreciation and amortization	3,588	807	(e)	4,395
Total expenses	11,284	1,659		12,943

Interest income	326	(192	)(f)	134
Equity in loss of investments in unconsolidated real estate joint ventures	(3,207)	—		(3,207)
Net loss	$(9,019)	$(233)		$(9,252)

Weighted average number of common shares outstanding	64,222			64,222

Basic and diluted loss per share	$(0.14)			$(0.14)

See accompanying notes to unaudited pro forma consolidated financial statements.

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2009

(in thousands, except per share amounts)

	For the Year Ended December 31, 2009 (a)	Pro Forma Adjustments		For the Year Ended Pro Forma December 31, 2009
Rental revenues	$4,106	$4,010	(b)	$8,116

Expenses
Property operating expenses	1,108	3,306	(b)	4,414
Real estate taxes	488	263	(b)	751
Asset management and other fees	2,051	660	(c)	2,711
General and administrative expenses	3,231	—		3,231
Acquisition expenses	3,393	2,726	(d)	6,119
Interest expense	101	—		101
Depreciation and amortization	2,891	4,837	(e)	7,728
Total expenses	13,263	11,792		25,055

Interest income	1,090	(767	)(f)	323
Equity in loss of investments in unconsolidated real estate joint ventures	(238)	—		(238)
Net loss	$(8,305)	$(8,549)		$(16,854)

Weighted average number of common shares outstanding	32,473			32,473

Basic and diluted loss per share	$(0.26)			$(0.52)

See accompanying notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Balance Sheet

a.               Reflects our historical consolidated balance sheet information as of March 31, 2010.

b.              Reflects our acquisition of Burnham Pointe, including our purchase of approximately $88.0 million, plus acquisition costs of approximately $2.7 million paid to our advisor and third party expenses.  The acquisition costs were funded from the gross proceeds from our initial public offering of shares of common stock. We used the gross proceeds from our initial public offering of shares of common stock to make this investment.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2010

a.               Reflects our historical consolidated operations for the three months ended March 31, 2010.

b.              Reflects Burnham Pointe’s historical operations for the three months ended March 31, 2010.

c.               Reflects the asset management fee associated with this acquisition.  The asset is managed by Behringer Harvard Multifamily Advisors I, LLC for an annual asset management fee of 0.75% of the asset value.

d.              For pro forma purposes, acquisition expenses associated with this acquisition is recognized in the year ended December 31, 2009.

e.               Reflects the depreciation costs for building and improvements incurred for the purchase of Burnham Pointe.  Building depreciation is expensed over the property’s estimated useful life of 25 years and furniture and fixtures is expensed over five years.

f.                 Reflects the interest income lost due to $90.2 million in cash used for the acquisition assuming an average interest rate of less than 1%.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009

a.               Reflects our historical consolidated operations for the year ended December 31, 2009.

b.              Reflects Burnham Pointe’s historical operations for the year ended December 31, 2009.

c.               Reflects the asset management fee associated with this acquisition.  The asset is managed by Behringer Harvard Multifamily Advisors I, LLC for an annual asset management fee of 0.75% of the asset value.

d.              Reflects the Behringer Harvard Multifamily Advisors I, LLC and third party acquisition expenses associated with this acquisition.  Behringer Harvard Multifamily Advisors I, LLC received acquisition and advisory fees of 2.0% of the contract purchase price paid in respect of the acquisition.

e.               Reflects the depreciation and amortization of costs for building and improvements incurred for the purchase of Burnham Pointe.  Building depreciation is expensed over the property’s estimated useful life of 25 years and furniture and fixtures is expensed over five years. Amortization of in-place leases are expensed over six months.

f.                 Reflects the interest income lost due to $90.2 million in cash used for the acquisition assuming an average interest rate of less than 1%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.

Dated: August 6, 2010	By:	/s/ Howard S. Garfield
Howard S. Garfield
Chief Financial Officer
(Principal Financial Officer)